Exhibit 10.17

AMENDMENT NO. 2 TO THE

AMENDED AND RESTATED

MASTER FRANCHISE AGREEMENT

FOR

McDONALD’S RESTAURANTS

THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED MASTER FRANCHISE AGREEMENT FOR McDONALD’S RESTAURANTS, dated as of June 3, 2011 (this “Amendment”) among McDonald’s Latin America, LLC, a limited liability company organized under the laws of the State of Delaware with its principal office at Oak Brook, Illinois (“McDonald’s”), LatAm, LLC, a limited liability company organized under the laws of the State of Delaware with its principal office at Miami, Florida (“Master Franchisee”), each of the MF Subsidiaries (as defined in the MFA (as defined below)), Arcos Dorados Trinidad Limited, a company organized under the laws of the Republic of Trinidad and Tobago, with its principal office at Eleven Albion Corner Dere & Albion, St. Port of Spain, Trinidad, Arcos Dorados B.V., a company organized under the laws of the Netherlands with its principal office at Amsterdam, The Netherlands (“Owner”), Arcos Dorados Cooperatieve U.A., a cooperative organized under the laws of the Netherlands with its principal office at Amsterdam, The Netherlands (“Dutch Coop”), Arcos Dorados Holdings Inc. (formerly known as Arcos Dorados Limited), a company organized and existing under the International Business Companies Ordinance, 1984 of the British Virgin Islands with its principal office at Tortola, British Virgin Islands (“Parent” and, together with Owner and Dutch Coop, the “Owner Entities”), and Los Laureles, Ltd., a company organized and existing under the International Business Companies Ordinance, 1984 of the British Virgin Islands with its principal office at Tortola, British Virgin Islands (“Beneficial Owner” and, together with each Owner Entity, McDonald’s, Master Franchisee and the MF Subsidiaries, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the MFA (defined below).

WHEREAS, the Parties (other than Arcos Dorados Trinidad Limited) are party to an Amended and Restated Master Franchise Agreement for McDonald’s Restaurants, dated as of November 10, 2008, as amended by Amendment No. 1 thereto, dated as of August 23, 2010 (the “MFA”);

WHEREAS, McDonald’s has determined to grant to the Master Franchisee Master Franchise Rights with respect to Trinidad and Tobago; and

WHEREAS, concurrently with the execution of this Amendment, Arcos Dorados Trinidad Limited is acceding to the MFA pursuant to the Accession and Acknowledgment Agreement to the Master Franchise Agreement dated of even date herewith.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the Parties hereto agree as follows:

I.	Amendments.

A.	Definitions.

1. The definition of “Territory” in Exhibit 2 of the MFA shall be amended and restated in its entirety to read as follows:

“Territory” means each of Argentina, Aruba, Brazil, Chile, Colombia, Costa Rica, Curaçao, Ecuador, French Guiana, Guadeloupe, Martinique, Mexico, Panama, Peru, Puerto Rico, Trinidad and Tobago, Uruguay, Venezuela and the U.S. Virgin Islands of St. Thomas and St. Croix. “Territories” has a correlative meaning.

2. Exhibit 2 of the MFA shall be amended to include the following definition:

“Trinidad and Tobago Royalty” has the meaning set forth in Section 5.2.5.

B.	Continuing Franchise Fees.

1. Section 5.2 of the MFA shall be amended and restated in its entirety to read as follows:

“Section 5.2 Continuing Franchise Fees.

5.2.1 Subject to Sections 5.2.2, 5.2.3 and 5.2.4 and except as otherwise provided in this Agreement, Master Franchisee shall pay to McDonald’s aggregate continuing franchise fees (“Continuing Franchise Fees”) with respect to each calendar month (or ratable portion thereof, including in the case of any Franchised Restaurant subject to an Approved Closing during such calendar month) during the applicable Term in an amount equal to 7% of the U.S. Dollar equivalent of the Gross Sales of each of the Franchised Restaurants in the Territories for such calendar month (or such ratable portion thereof), minus any applicable Brand Building Adjustment (the “Regular Royalty”). Master Franchisee shall cause Continuing Franchise Fees attributable to any Brand Building Adjustment to be applied promptly to such activities as Master Franchisee may determine in its sole discretion to promote and enhance the System and the Franchised Restaurants and the goodwill and reputation associated with the Intellectual Property in the Territories.

5.2.2 Notwithstanding Section 5.2.1, in the case of any Existing Franchise Agreement that provides for a Royalty at a rate less than the Regular Royalty (the “Existing Royalty”), Master Franchisee shall, for so long as such Existing Franchise Agreement remains in effect, pay to McDonald’s Continuing Franchise Fees with respect to the related Franchised Restaurant equal to the Existing Royalty.

5.2.3 In the case of any Franchise Agreement that relates to a Franchised Restaurant that (a) is not a Master Franchisee Restaurant, (b) is not located in Puerto Rico or Trinidad and Tobago; and (c) is either (i) entered into after the date

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hereof; or (ii) is transferred by a Master Franchisee Party to a Franchisee in a Conventional Franchising Transaction, Master Franchisee shall pay to McDonald’s Continuing Franchise Fees during the stated term and any extension of such Franchise Agreement (but only during the Term) in an amount equal to 5% of the U.S. Dollar equivalent of the Gross Sales of such Franchised Restaurant (the “New Franchisee Royalty”).

5.2.4 In the case of any Franchise Agreement that relates to a Franchised Restaurant that (a) is not a Master Franchisee Restaurant, (b) is located in Puerto Rico; and (c) is either (i) entered into after the date hereof; or (ii) transferred by a Master Franchisee Party to a Franchisee in a Conventional Franchising Transaction, Master Franchisee shall pay to McDonald’s Continuing Franchise Fees during the stated term and any extension of such Franchise Agreement (but only during the Term) in an amount equal to 4.5% of the U.S. Dollar equivalent of the Gross Sales of such Franchised Restaurant (the “Puerto Rican Royalty”).

5.2.5 In the case of any Franchise Agreement that relates to a Franchised Restaurant that is located in Trinidad and Tobago, Master Franchisee shall pay to McDonald’s Continuing Franchise Fees during the stated term and any extension of such Franchise Agreement (but only during the Term) in an amount equal to 8% of the U.S. Dollar equivalent of the Gross Sales of such Master Franchisee Restaurant (the “Trinidad and Tobago Royalty”).

5.2.6 If at any time during the Regular Term there occurs any voluntary, involuntary, direct or indirect sale, assignment, transfer or other disposition of a Franchised Restaurant by a Franchisee to a Master Franchisee Party, then from and after the date of such transfer or disposition Master Franchisee shall pay to McDonald’s Continuing Franchise Fees with respect to such Franchised Restaurant equal to the Regular Royalty.

5.2.7 If at any time during the Regular Term, McDonald’s increases the International Franchisee Royalty, then from and after the date of such increase, the New Franchise Royalty, the Puerto Rican Royalty and the Trinidad and Tobago Royalty shall each be increased to the extent of the increase of the International Franchisee Royalty.

5.2.8 Each Master Franchisee Party agrees that it shall not charge any Franchisee a Royalty in excess of the International Franchisee Royalty.

5.2.9 If any Franchised Restaurant fails to report or generate Gross Sales with respect to any calendar month (or a ratable portion thereof) otherwise than as a result of an Approved Closing, then Gross Sales for such Franchised Restaurant with respect to such calendar month (or such ratable portion thereof) shall be deemed to be equal to the average monthly Gross Sales (or comparable ratable portion thereof) reported by such Franchised Restaurant within the 12-month

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period ending immediately preceding the calendar month in which such failure to report or generate occurred; provided, however, that if such failure to report or generate is attributable to Force Majeure, no Continuing Franchise Fees with respect to the affected Franchised Restaurant shall be so payable for any calendar month (or such ratable portion thereof) following the first date on which any event constituting such Force Majeure shall have occurred and during which such event of Force Majeure continues.

5.2.10 Continuing Franchise Fees with respect to any calendar month shall be payable by Master Franchisee to McDonald’s no later than the seventh Business Day of the next succeeding calendar month.

5.2.11 Each MF Subsidiary agrees that, in exchange for the grant of MF Subsidiary Rights to the MF Subsidiary pursuant to Sections 3.1 and 3.2, it shall pay directly to McDonald’s its allocable share of the Initial Franchise Fees and Continuing Franchise Fees owed by Master Franchisee to McDonald’s.

5.2.12 Each MF Subsidiary agrees that it shall be jointly and severally obligated with Master Franchisee for the payment of Initial Franchisee Fees and Continuing Franchise Fees.”

C.	Exhibit 1.

1. Exhibit 1 of the MFA shall be amended and restated in its entirety in the form attached as Annex A hereto.

II.	Miscellaneous

A. Ratification and Confirmation of the MFA; No Other Changes. Except as modified by this Amendment, the MFA is hereby ratified and confirmed in all respects. Nothing herein shall be deemed to alter, vary or otherwise affect the terms, conditions and provisions of the Purchase Agreement, other than as contemplated herein.

B. Miscellaneous. Section 25 of the MFA shall be incorporated by reference herein as set forth in its entirety in this Amendment.

C. Governing Law. This Amendment shall be governed by the laws of the State of Illinois, United States of America.

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IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment on the day and year first above written.

McDonald’s:		Master Franchisee:

MCDONALD’S LATIN AMERICA, LLC		LATAM, LLC

By	/S/ JC GONZALEZ-MENDEZ	By	/S/ WOODS STATON
	Name: JC Gonzalez-Mendez		Name:
	Title: President		Title:

Owner:		Dutch Coop:

ARCOS DORADOS B.V.		ARCOS DORADOS COOPERATIEVE U.A.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

Parent:		Beneficial Owner:

ARCOS DORADOS HOLDING INC. (FORMERLY KNOWN AS ARCOS DORADOS LIMITED)		LOS LAURELES, LTD.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

(Signature page of Amendment No. 2 to the Master Franchise Agreement)

ARCOS DORADOS ARGENTINA S.A.		ARCOS DOURADOS COMERCIO DE ALIMENTOS LTDA.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS CARIBBEAN DEVELOPMENT CORP.		ARCOS DORADOS USVI, INC.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS RESTAURANTES DE CHILE, LTDA.		HAMBURGUE S.A.S.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS DE COLOMBIA S.A.		ARCOS DORADOS TRINIDAD LIMITED

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

(Signature page of Amendment No. 2 to the Master Franchise Agreement)

ARCOS DORADOS COSTA RICA ADCR, S.A.		ARCGOLD DEL ECUADOR S.A.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS SERCAL INMOBILIARIA, S. DE R.L. DE C.V.		ARCOS SERCAL SERVICIOS, S.A. DE C.V.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS GUADELOUPE		ARCOS DORADOS MARTINIQUE

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS PANAMA, S.A.		RESTAURANT REALTY OF MEXICO, INC.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

(Signature page of Amendment No. 2 to the Master Franchise Agreement)

ALIMENTOS LATINOAMERICANOS DE VENEZUELA ALV, C.A.		SISTEMAS MCOPCO PANAMA, S.A.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS PUERTO RICO, INC.		OPERACIONES ARCOS DORADOS DE PERU S.A.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ADMINISTRATIVE DEVELOPMENT COMPANY		GOLDEN ARCH DEVELOPMENT CORPORATION

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

GAUCHITO DE ORO S.A.		ARCOS DEL SUR S.R.L.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

(Signature page of Amendment No. 2 to the Master Franchise Agreement)

COMPAÑIA OPERATIVA DE ALIMENTOS COR, C.A		ALIMENTOS ARCOS DORADOS DE VENEZUELA, C.A.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

LOGISTICS AND MANUFACTURING LOMA CO.		GERENCIA OPERATIVA ARC, C.A.

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS ARUBA N.V.		MANAGEMENT OPERATIONS COMPANY

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

ARCOS DORADOS CURACAO N.V.		ARCOS DORADOS FRENCH GUIANA

By	/S/ WOODS STATON	By	/S/ WOODS STATON
	Name:		Name:
	Title:		Title:

(Signature page of Amendment No. 2 to the Master Franchise Agreement)

ANNEX A

EXHIBIT 1

MF SUBSIDIARIES

1.

Arcos Dorados Argentina S.A. (formerly known as “Arcos Dorados S.A.”), a sociedad anónima (corporation) formed under the laws of Argentina with its principal office at Avenida Santa Fe 1193, 3rd Floor, City of Buenos Aires, Argentina.

2.	Arcos Dourados Comercio de Alimentos Ltda. (formerly known as “McDonald’s Comercio de Alimentos Ltda.”), a sociedade (company) formed under the laws of Brazil with its principal office at Alameda Amazonas 253, Alphaville Industrial, City of Barueri, State of São Paulo, Brazil.

3.	Arcos Dorados USVI, Inc. a corporation formed under the laws of the United States Virgin Islands with principal office at Poinsetta House at Bluebeard’s Castle, 1330 Estate Taarnebjerg, St. Thomas, VI 00802.

4.	Arcos Dorados Caribbean Development Corp. (formerly known as “McDonald’s Caribbean Development Corporation”), a corporation formed under the laws of Delaware with its principal office at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, USA.

5.	Arcos Dorados Restaurantes de Chile Ltda. (formerly known as “McDonald’s de Chile Limitada”), a limited liability company, formed under the laws of Chile, with its principal office at Avenida Kennedy 5454, Piso 16, Vitacura, Santiago.

6.	Arcos Dorados de Colombia S.A., a sociedad anónima (corporation) formed under the laws of Colombia with its principal office at Avenida Calle 116 No. 7-15 Edificio Torre Cusezar, Oficina 5A, Quito, Ecuador.

7.	Hamburgue S.A.S., a sociedad anónima (corporation) formed under the laws of Colombia with its principal office at Avenida 6 #35 N-47 Santiago de Cali (Colombia).

8.	Arcgold del Ecuador S.A., a sociedad anónima (corporation) formed under the laws of Ecuador with its principal office at Noruega 210 y Suiza, Edificio Coopseguros, Piso 5, Oficina 5A, Quito, Ecuador.

9.	Arcos Dorados de Costa Rica (ADCR), S.A., a sociedad anónima (corporation) formed under the laws of Costa Rica with its principal office at Urbanización Tournón, Edificio Facio y Cañas, Frente al parqueo de, Centro Comercial El Pueblo, San José, Costa Rica.

10.	Arcos Sercal Servicios, S.A. de C.V. (formerly known as McDonald’s Servicios de Mexico, S.A. de C.V.), a sociedad anónima de Capital Variable, formed under the laws of México, with its principal office at Conjunto Plaza Marine, Antonio Dovali Jaime No. 75 – 3er Piso, Col. Lomas de Santa Fe, Delegación Alvaro Obregon, México, D.F., C.P. 01219 México.

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11.	Arcos Dorados Guadeloupe (formerly known as Restaurant System of Guadeloupe), a société par actions simplifiée (simplified joint-stock company) formed under the laws of France with its principal office at Immeuble Caribex, route du Raizet 97139, Abymes Cedex, Guadeloupe.

12.	Arcos Dorados Guadeloupe (formerly known as Restaurant System of Martinique), a société par actions simplifiée (simplified joint-stock company) formed under the laws of France with its principal office at Centre d’affaires Valmenière, Bâtiment B – Immeuble AXA, 97200 Fort-De-France, Martinique.

13.	Arcos Sercal Inmobiliaria, S. de R.L. de C.V. (formerly known as MDC Inmobiliaria de Mexico, S. de R.L. de C.V.), a sociedad de responsabilidad limitada de Capital Variable (variable capital limited liability company), formed under the laws of Mexico, with its principal office at Conjunto Plaza Marine, Antonio Dovali Jaime No. 75 - 3er Piso, Col. Lomas de Santa Fe, Delegación Alvaro Obregon, México, D.F., C.P. 01219 Mexico.

14.	Restaurant Realty of Mexico, Inc., a corporation formed under the laws of Delaware, not formally registered as a branch in Mexico, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

15.

Arcos Dorados Panamá, S.A. (formerly known as “McDonald’s Panama, S.A.”), a sociedad anónima (corporation), formed under the laws of Panama, with its principal office at Alfaro, Ferrer & Ramirez, AFRA Tower, Samuel Lewis Avenue and 54th Street, Obarrio District, Panama City, Panama.

16.

Sistemas McOpCo Panama, S.A., a sociedad anónima (corporation), formed under the laws of Panama, with its principal office at Alfaro, Ferrer & Ramirez, AFRA Tower, Samuel Lewis Avenue and 54th Street, Obarrio District, Panama City, Panama.

17.	Operaciones Arcos Dorados de Peru S.A., a sociedad anónima (corporation), formed under the laws of Peru, with its principal office at Avenida Oscar R. Benavides No. 150, Piso 2, Miraflores, Lima, Perú.

18.

Arcos Dorados Puerto Rico, Inc. (formerly known as “McDonald’s System de Puerto Rico, Inc.”), a company formed under the laws of the Commonwealth of Puerto Rico, with its principal office at The Prentice Hall Corporation System, Inc. c/o FGR Corporate Services, Inc., BBV Tower, 8th Floor, 254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

19.	Golden Arch Development Corporation, a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

20.	Arcos Dorados Uruguay S.A. (formerly known as Gauchito de Oro S.A.), a sociedad anónima (corporation) formed under the laws of Uruguay, with its principal office at Camino Carrasco 5975 CP 12.100 Montevideo, Uruguay.

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21.	Arcos del Sur S.R.L., a sociedad de responsabilidad limitada (limited liability company) formed under the laws of the duty free trade zone in Uruguay, Ruta 8 km 17.500 (Zona America) Edificio Biotec Oficina 003 CP 12.100 Montevideo, Uruguay.

22.	Administrative Development Company, a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

23.	Alimentos Arcos Dorados de Venezuela, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Francisco Solano López con Calle Negrin, Edificio Centro Empresarial Sabana Grande, Piso 19, Local 19, Urbanización el Recreo. Apartado Postal 1050.

24.	Compania Operativa de Alimentos COR, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Francisco Solano López con Calle Negrin, Edificio Centro Empresarial Sabana Grande, Piso 19, Local 19, Urbanización el Recreo. Apartado Postal 1050.

25.	Gerencia Operativa ARC, C.A., compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Francisco Solano López con Calle Negrin, Edificio Centro Empresarial Sabana Grande, Piso 19, Local 19, Urbanización el Recreo. Apartado Postal 1050.

26.	Logistics and Manufacturing LOMA Co. formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

27.	Management Operations Company, a company formed under the laws of the State of Delaware, with its principal office at Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808.

28.	Arcos Dorados Curacao N.V. (formerly known as “McDonald’s St. Maarten and Curacao N.V.”), a company formed under the laws of the Netherlands Antilles, with its principal office at Prinsenstraat / Hoek Bakkerstraat Z/N, Curacao.

29.	Arcos Dorados French Guiana (formerly known as Restaurant System of French Guiana), a company formed under the laws of France, with its principal office at Rond Point Mirza, Route de la Madeleine, 97300 Cayenne, French Guiana.

30.	Arcos Dorados Aruba N.V. (formerly known as “McDonald’s Aruba N.V.”), a company formed under the laws of Aruba, with its principal office at Beatrixstraat 36.L.G. Smith Blvd. 376, Oranjestad, Aruba.

31.	Alimentos Latinoamericanos Venezuela ALV C.A. compañía anónima (company) formed under the laws of Venezuela, with its principal office at Avenida Francisco Solano López con Calle Negrin, Edificio Centro Empresarial Sabana Grande, Piso 19, Local 19, Urbanización el Recreo. Apartado Postal 1050.

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